Business Acquisitions (Tables)	12 Months Ended
Dec. 31, 2021
Business Acquisition
Summary of preliminary fair values of assets acquired and liabilities assumed

(in $ millions)	Amount
Cash and cash equivalents	$73
Accounts receivable	154
Prepaid expenses and other current assets	32
Property and equipment	58
Goodwill	307
Other intangible assets	440
Operating lease right-of-use assets	9
Deferred tax assets	21
Other non-current assets	30
Total assets	1,124
Accounts payable	56
Due to affiliates	26
Accrued expenses and other current liabilities	80
Operating lease liabilities	10
Deferred tax liabilities	134
Other non-current liabilities	2
Total liabilities	308
Purchase consideration / Net assets acquired	$816

Summary of fair value and amortization periods of identifiable intangible assets acquired

	Fair value of	Amortization
	acquired intangibles	period
	(in $ millions)	(in years)
Corporate client relationships	$390	$15
Tradenames	50	10
Acquired technology	50	5